UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

BIOAMBER INC.

(Exact name of registrant as specified in charter)

Delaware	001-35905	98-0601045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Rene Levesque West, Suite 4310

Montreal, Quebec, Canada H3B 4W8

(Address of principal executive office)

Registrant’s telephone number, including area code (514) 844-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.03.	Bankruptcy or Receivership.

On May 4, 2018, BioAmber Inc. (“BioAmber”) (the “Debtor”), filed a voluntary petition (the “Bankruptcy Petition”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). BioAmber’s Chapter 11 case is being administered under the caption In re: BioAmber Inc., Case No. 18-11078. The Debtor will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

On May 4, 2018, BioAmber Sarnia Inc. and BioAmber Canada Inc. (the “Subsidiaries”), both wholly-owned subsidiaries of the Company, filed Notices of Intention with the Superior Court Commercial Division – In matters of Bankruptcy and Insolvency of the District of Montreal, Province of Quebec, Canada, to make a proposal pursuant to the provisions of the Canadian Bankruptcy and Insolvency Act. These matters are administered under the captions In the matter of the Notice on Intention of BioAmber Sarnia Inc. ( Court Docket number: 500-11-054563-180) and In the matter of BioAmber Canada Inc ( Court Docket number: 500-11-054564-188) . The Subsidiaries will continue to operate their businesses as a “debtor-in-possession” under the jurisdiction of the Quebec Superior Court and in accordance with the applicable provisions of the Canadian Bankruptcy and Insolvency Act. Pursuant to such filings, the Subsidiaries have thirty days from May 4 to make a proposal to their creditors pursuant to Section 50.4(1) of the Canadian Bankruptcy and Insolvency Act.

On May 4, 2018, the Company issued a press release announcing commencement of a voluntary Chapter 11 bankruptcy protection proceeding and the filing of the Notice of Intention. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 4, 2018.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOAMBER INC.

Date: May 8, 2018	By:	/s/ Richard P. Eno
	Name:	Richard P. Eno
	Title:	Chief Executive Officer